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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 31, 2006

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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
            TEXAS                            1-31447                   74-0694415
(State or other jurisdiction        (Commission File Number)          (IRS Employer
      of incorporation)                                            Identification No.)
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
               1111 LOUISIANA
               HOUSTON, TEXAS                                  77002
   (Address of principal executive offices)                  (Zip Code)
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       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

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
            TEXAS                            1-3187                    22-3865106
(State or other jurisdiction        (Commission File Number)         (IRS Employer
      of incorporation)                                            Identification No.)

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
               1111 LOUISIANA
               HOUSTON, TEXAS                                  77002
   (Address of principal executive offices)                  (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                                   ----------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                           1-13265                   76-0511406
(State or other jurisdiction        (Commission File Number)          (IRS Employer
      of incorporation)                                            Identification No.)

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
                1111 LOUISIANA
                HOUSTON, TEXAS                                   77002
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On March 31, 2006, CenterPoint Energy, Inc. (the "Company") and its wholly-owned subsidiaries, CenterPoint Energy Houston Electric, LLC ("CEHE") and CenterPoint Energy Resources Corp. ("CERC"), closed on three amended and restated bank credit facilities totaling $2.05 billion.

     CenterPoint Energy, Inc. Credit Facility. The Company replaced its $1 billion five-year revolving credit facility with a $1.2 billion five-year senior unsecured revolving credit facility. The facility has a first drawn cost of London Interbank Offered Rate ("LIBOR") plus 60 basis points based on the Company's current credit ratings, as compared to LIBOR plus 87.5 basis points for borrowings under the facility it replaced. The facility contains covenants, including a debt to earnings before interest, taxes, depreciation and amortization covenant.

     CenterPoint Energy Houston Electric, LLC Credit Facility. CEHE replaced its $200 million five-year credit facility with a $300 million five-year senior unsecured revolving credit facility. The facility has a first drawn cost of LIBOR plus 45 basis points based on CEHE's current credit ratings, as compared to LIBOR plus 75 basis points for borrowings under the facility it replaced. The facility contains covenants, including a debt to total capitalization covenant.


     CenterPoint Energy Resources Corp. Credit Facility. CERC replaced its $400 million five-year bank credit facility with a $550 million five-year senior unsecured revolving credit facility. The facility has a first drawn cost of LIBOR plus 45 basis points based on CERC's current credit ratings, as compared to LIBOR plus 55 basis points for borrowings under the facility it replaced. The facility contains covenants, including a total debt to capitalization covenant.

     General. Under each of the credit facilities, an additional utilization fee of 10 basis points applies to borrowings any time more than 50% of the facility is utilized, and the spread to LIBOR fluctuates based on the borrower's credit rating at the time of borrowing. Borrowings under each of the facilities are subject to customary terms and conditions. However, there is no requirement that the Company, CEHE or CERC make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company, CEHE and CERC consider customary. The global coordinators for the three facilities are J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., who also served as joint lead arrangers for the Company facility. Barclays Capital and Wachovia Bank, National Association served as joint lead arrangers for the CEHE facility. Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc. served as joint lead arrangers for the CERC facility. J.P. Morgan Chase Bank, N.A. serves as the administrative agent for the parent and CEHE facilities, and Citibank, N.A. serves as the administrative agent for the CERC facility.

     On March 31, 2006, the Company had no borrowings and approximately $28.5 million of outstanding letters of credit under its $1.2 billion credit facility, CEHE had no borrowings and approximately $3.5 million of outstanding letters of credit under its $300 million credit facility and CERC had no borrowings under its $550 million credit facility.

     The credit agreements described above are filed as Exhibits 4.1, 4.2 and
4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.

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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibits listed below are filed herewith.

               (d)  Exhibits.

               4.1 $1,200,000,000 Amended and Restated Credit Agreement dated as of March 31, 2006 among CenterPoint Energy, Inc., Citibank, N.A., as Syndication Agent, Barclays Bank plc, Bank of America, National Association and Credit Suisse, Cayman Islands Branch, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Bookrunners, and the banks named therein.

               4.2 $300,000,000 Amended and Restated Credit Agreement dated as of March 31, 2006 among CenterPoint Energy Houston Electric, LLC, Barclays Bank plc and Wachovia Bank, National Association, as Co-Syndication Agents, UBS Securities LLC and Deutsche Bank AG New York Branch, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, Barlays Capital and Wachovia Bank, National Association, as Joint Lead Arrangers and Bookrunners, and the banks named therein.

               4.3 $550,000,000 Amended and Restated Credit Agreement dated as of March 31, 2006 among CenterPoint Energy Resources Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Lead Arrangers, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities Inc. and Bank of America, National Association, as Co-Syndication Agents, Citibank, N.A. and Bank of America, National Association, as Issuing Banks, The Royal Bank of Scotland plc and ABN AMRO Bank N.V., as Co-Documentation Agents, and the banks named therein.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTERPOINT ENERGY, INC.


Date:  April 4, 2006                          By:      /s/ James S. Brian
                                                 -------------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CENTERPOINT ENERGY HOUSTON
                                              ELECTRIC, LLC


Date:  April 4, 2006                          By:      /s/ James S. Brian
                                                 -------------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CENTERPOINT ENERGY RESOURCES CORP.


Date:  April 4, 2006                          By:      /s/ James S. Brian
                                                 -------------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
 NUMBER                           EXHIBIT DESCRIPTION
-------                           -------------------

  4.1 $1,200,000,000 Amended and Restated Credit Agreement dated as of March 31, 2006 among CenterPoint Energy, Inc., Citibank, N.A., as Syndication Agent, Barclays Bank plc, Bank of America, National Association and Credit Suisse, Cayman Islands Branch, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Bookrunners, and the banks named therein.

  4.2 $300,000,000 Amended and Restated Credit Agreement dated as of March 31, 2006 among CenterPoint Energy Houston Electric, LLC, Barclays Bank plc and Wachovia Bank, National Association, as Co-Syndication Agents, UBS Securities LLC and Deutsche Bank AG New York Branch, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, Barlays Capital and Wachovia Bank, National Association, as Joint Lead Arrangers and Bookrunners, and the banks named therein.

  4.3 $550,000,000 Amended and Restated Credit Agreement dated as of March 31, 2006 among CenterPoint Energy Resources Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Lead Arrangers, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities Inc. and Bank of America, National Association, as Co-Syndication Agents, Citibank, N.A. and Bank of America, National Association, as Issuing Banks, The Royal Bank of Scotland plc and ABN AMRO Bank N.V., as Co-Documentation Agents, and the banks named therein.

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